SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 18, 2004

                                 GOAMERICA, INC.

               (Exact Name of Registrant as Specified in Charter)


          Delaware                        0-29359                 22-3693371
 -------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)


           433 Hackensack Avenue, Hackensack, NJ              07601
           ----------------------------------------        ----------
           (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (201) 996-1717


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ITEM 5.  OTHER EVENTS.

On May 18, 2004, GoAmerica, Inc. (the "Company") issued a press release regarding the availability, as of May 24, 2004, of a new wireless relay service to the Company's WyndTell service subscribers who use RIM handheld devices. The new service, which was announced by Sprint on May 5, 2004, uses new software developed by and proprietary to the Company for all outbound communication traffic. The Company expects to derive revenue from this service by receiving a portion of the per-minute of usage reimbursement amount approved by the Federal Communications Commission and administered by the National Exchange Carriers Association (NECA); however, wireless relay service does not yet have sufficient operating history from which reliable forecasts or estimates can be derived. The Company's press release also announced the introduction of an incentive program designed to encourage the Company's current WyndTell subscribers to induce new customers to subscribe to WyndTell and to provide similar incentive to each such new subscriber. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (c) Exhibits

         99.1     Press Release of GoAmerica, Inc. dated May 18, 2004.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GOAMERICA, INC.



                                        By: /s/ Daniel R. Luis
                                            -----------------------------
                                            Daniel R. Luis
                                            Chief Executive Officer

Dated: May 19, 2004

                                  EXHIBIT INDEX


EXHIBIT NO.                     DESCRIPTION
----------                      ------------

  99.1           Press Release of GoAmerica, Inc. dated May 18, 2004.